UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

Rocket Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-36829 (Commission File Number)	04-3475813 (IRS Employer Identification No.)

The Empire State Building
350 Fifth Avenue Suite 7530
New York, New York 10118

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (646) 440-9100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RCKT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01          Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2019, Mr. Gotham Makker, a director and member of the audit committee of the Board of Directors (the “Audit Committee”) of Rocket Pharmaceuticals, Inc. (the “Company”), notified the Company of his intention to step down from the Audit Committee, and the Board of Directors accepted his resignation as an Audit Committee member.  Mr. Makker is taking on a role with RTW Investments, LP (“RTW”), an affiliate of the Company, which could cause Mr. Makker to cease being “independent” for purposes of Section 10A-3 of, and Rule 10A-3 under, the Securities Exchange Act of 1934 and Nasdaq Listing Rule 5605(c)(2)(A), which requires the Company’s Audit Committee to be composed of at least three independent directors.  Mr. Makker will continue to serve as an independent member of the Board of Directors for purposes of Nasdaq Listing Rule 5605(b)(1).

The resignation of Mr. Makker from the Audit Committee has left the Company’s Audit Committee with two independent directors.  On June 18, 2019, the Company notified Nasdaq that its Audit Committee was not comprised of the requisite number of independent directors, as required by Nasdaq Listing Rule 5605(c)(2)(A), and on June 19, 2019, the Company received an official notice from the Nasdaq with respect to this deficiency.  Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Listing Rule 5605(c)(2)(A), which cure period will expire at the next annual meeting of the Company’s stockholders.

The Board expects to be compliant with the Audit Committee composition requirements of Nasdaq Listing Rule 5605(c)(2)(A) by or before the end of the cure period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2019

Rocket Pharmaceuticals, Inc.

By:	/s/ Gaurav Shah
Name:	Gaurav Shah
Title:	President and Chief Executive Officer